MUNIHOLDINGS
MICHIGAN INSURED
FUND II, INC.



FUND LOGO



Annual Report

July 31, 2000




MuniHoldings Michigan Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal and Michigan income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of the bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Michigan Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Michigan
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.



The Benefits and
Risks of
Leveraging

MuniHoldings Michigan Insured Fund II, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniHoldings Michigan Insured Fund II, Inc., July 31, 2000


DEAR SHAREHOLDER

Since inception (September 17, 1999), the Common Stock of MuniHoldings Michigan Insured Fund II, Inc. earned $.771 per share income dividends, which included earned and unpaid dividends of $.073. This represents a net annualized yield of 5.89%, based on a month-end per share net asset value of $15.04. Over the same period, the total investment return on the Fund's Common Stock was +5.82%, based on a change in per share net asset value from $15.00 to $15.04, and assuming reinvestment of $.699 per share income dividends.

For the six-month period ended July 31, 2000, the Fund's Auction
Market Preferred Stock had an average yield of 4.20%.


The Municipal Market Environment
During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%--4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly 50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The recent relative underperformance of the municipal bond market has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.

However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.


Portfolio Matters
Our portfolio strategy in late 1999 and early 2000 was to remain fully invested and protect the Fund's assets by restructuring the portfolio. This en-tailed replacing the more interest rate-sensitive issues with more defensive, higher couponed issues maturing in 15 years - 20 years. These issues can capture 90%--95% of the yield available in the entire yield curve and exhibit considerably less price volatility. However, ongoing declines in new bond issuance hampered quick implementation of this strategy. During the last year, less than $6 billion in long-term Michigan securities was issued, a decline of 12% compared to the same period a year earlier. During the six months ended July 31, 2000, more than $2 billion in Michigan long-term tax-exempt bonds was underwritten, representing a decline of more than 20% compared to the same period in 1999. By late January/early February 2000, we were able to accumulate sufficient defensively structured bonds to alter the Fund's composition. This allowed the Fund to both maintain its attractive dividend and perform competitively during the period.

Looking forward, we intend to maintain the Fund's fully invested position, continuing our efforts to seek to enhance shareholder income. Given the magnitude of the Federal Reserve Board's actions to date, we do not expect significantly higher bond yields in the near future. Yet, given the dramatic decline in bond yields in recent months, it is likely that bond prices will remain near their present levels awaiting further evidence of US economic slowdown before resuming their appreciation. Depending upon the nature and time frame of such evidence, we are prepared to adjust the Fund's present neutral position in an effort to enhance the Fund's dividend stream.

The Fund's borrowing costs for much of the year have been in the 3.75%--4% range. The US Treasury bond yield curve recently inverted with the ten-year US Treasury bond yield higher than that of the 30-year Treasury bond. The tax-exempt bond market remained steeply positive, generating significant benefits to the Fund's Common Stock shareholder from the leveraging of the Preferred Stock. However, should short-term tax-exempt interest rates rise, the benefits of leverage will diminish and the yield paid to Common Stock shareholders will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report of shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniHoldings Michigan Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and
Portfolio Manager



September 1, 2000





MuniHoldings Michigan Insured Fund II, Inc., July 31, 2000



Portfolio Abbreviations

To simplify the listings of MuniHoldings Michigan Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
HDA    Housing Development Authority
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                S&P       Moody's   Face
STATE         Ratings     Ratings  Amount   Issue                                                                 Value
Michigan--98.8%                             Anchor Bay, Michigan, School District, GO (School Building and
                                            Site) (b):
                AAA       Aaa    $  2,000    Series I, 6% due 5/01/2019                                        $   2,064
                AAA       Aaa       2,250    Series I, 6% due 5/01/2029                                            2,305
                AAA       Aaa       2,625    Series II, 5.70% due 5/01/2025                                        2,622

                AAA       Aaa       1,000   Central Montcalm, Michigan, Public Schools, GO, 5.75% due
                                            5/01/2024 (d)                                                          1,004

                AAA       Aaa       3,850   Charlotte, Michigan, Public School District, GO, 5.375% due
                                            5/01/2029 (b)                                                          3,653

                AAA       Aaa       1,500   Comstock Park, Michigan, Public Schools, GO, 5.75% due
                                            5/01/2029 (b)                                                          1,502

                AAA       Aaa       1,000   Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A,
                                            5% due 7/01/2027 (d)                                                     897

                AAA       Aaa       6,000   Detroit, Michigan, Water Supply System Revenue Bonds, Senior
                                            Lien, Series A, 5.75% due 7/01/2026 (b)                                6,025

                AAA       Aaa       6,300   East Grand Rapids, Michigan, Public School District, GO, 6%
                                            due 5/01/2025 (g)                                                      6,472

                AAA       Aaa       1,600   Grand Ledge, Michigan, Public Schools District, GO, Refunding,
                                            5.375% due 5/01/2024 (d)                                               1,523

                AAA       Aaa       2,925   Hartland, Michigan, Consolidated School District, GO, 6% due
                                            5/01/2013 (b)                                                          3,102

                AAA       Aaa       2,000   Howell, Michigan, Public Schools, GO, 5.875% due 5/01/2022 (d)         2,029

                AAA       Aaa       3,975   Jackson, Michigan, Public Schools, GO, 5.375% due 5/01/2022 (b)        3,824

                AAA       Aaa       3,750   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding and Improvement Bonds (Bronson
                                            Methodist Hospital), 5.875% due 5/15/2026 (d)                          3,751

                AAA       NR*       3,000   Michigan Higher Education Student Loan Authority, Student
                                            Loan Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)        2,840

                AAA       Aaa       1,950   Michigan State, HDA, Rental Housing Revenue Bonds, Series B,
                                            5.10% due 10/01/2019 (d)                                               1,793

                AAA       Aaa       3,075   Michigan State, HDA, Revenue Refunding Bonds, AMT, Series A,
                                            6.05% due 12/01/2027 (a)(c)                                            3,050

                AAA       NR*       1,920   Michigan State, HDA, S/F Housing Revenue Bonds, AMT, Series B,
                                            5.20% due 12/01/2018 (a)                                               1,768

                                            Michigan State Hospital Finance Authority, Revenue
                                            Refunding Bonds (d):
                AAA       Aaa       2,000    (Ascension Health Credit), Series A, 6.125% due 11/15/2023            2,040
                AAA       Aaa       1,000    (Ascension Health Credit), Series A, 6.125% due 11/15/2026            1,018
                AAA       Aaa       1,000    (Mercy Health Services), Series S, 5.50% due 8/15/2020                  969
                AAA       Aaa       2,215    (Mercy Health Services), Series X, 6% due 8/15/2014                   2,315
                AAA       Aaa       2,000    (Mercy-Mount Clemens), Series A, 5.75% due 5/15/2029                  1,975

                AAA       Aaa       3,500   Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds (Detroit Edison Company), AMT, Series A,
                                            5.55% due 9/01/2029 (d)                                                3,345

                NR*       VMIG1++   1,500   Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                            Project), VRDN, 4.30% due 4/15/2018 (a)(f)                             1,500

                AAA       Aaa       1,500   Milan, Michigan, Area Schools, GO, Series A, 5.75% due
                                            5/01/2024 (b)                                                          1,511

                AAA       NR*       1,000   Northern Michigan University Revenue Refunding Bonds, 5.125%
                                            due 12/01/2020 (d)                                                       939

                AAA       Aaa       1,500   Romulus, Michigan, Community Schools, GO, 5.75% due
                                            5/01/2025 (b)                                                          1,505

                A1+       VMIG1++     200   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                            Revenue Bonds (William Beaumont Hospital), VRDN, Series L,
                                            4.35% due 1/01/2027 (f)                                                  200

                NR*       Aaa       5,500   Saint Clair County, Michigan, Ecomomic Revenue Refunding Bonds
                                            (Detroit Edison Company), RIB, Series 282, 8.19% due
                                            8/01/2024 (a)(e)                                                       6,264

                AAA       NR*       2,650   South Lyon, Michigan, Community Schools, GO, Series A,
                                            5.75% due 5/01/2023 (d)                                                2,669

                AAA       Aaa       5,000   Wayne Charter County, Michigan, Airport Revenue Bonds
                                            (Detroit Metropolitan Wayne County), AMT, Series A, 5.375%
                                            due 12/01/2015 (d)                                                     4,880

                AAA       Aaa       3,525   Wayne State University, Michigan, University Revenue
                                            Refunding Bonds, 5.125% due 11/15/2029 (b)                             3,233

                AAA       Aaa       2,000   Ypsilanti, Michigan, School District, GO, Refunding, 5.375%
                                            due 5/01/2026 (b)                                                      1,907

                AAA       Aaa       1,000   Zeeland, Michigan, Public Schools, GO, 5.25% due 5/01/2022 (b)           947


                Total Investments (Cost--$85,332)--98.8%                                                          87,441

                Other Assets Less Liabilities--1.2%                                                                1,036
                                                                                                               ---------
                Net Assets--100.0%                                                                             $  88,477
                                                                                                               =========



             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FHA Insured.
             (d)MBIA Insured.
             (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
             (f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
             (g)FSA Insured.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.
                Ratings of issues shown have not been audited by Ernst & Young llp.

                See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund II, Inc., July 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of July 31, 2000
Assets:             Investments, at value (identified cost--$85,331,815)                                    $ 87,440,678
                    Cash                                                                                           7,304
                    Interest receivable                                                                        1,368,879
                    Prepaid expenses                                                                               2,634
                                                                                                            ------------
                    Total assets                                                                              88,819,495
                                                                                                            ------------

Liabilities:        Payables:
                      Offering costs                                                       $    142,628
                      Dividends to shareholders                                                 114,806
                      Investment adviser                                                         14,475          271,909
                                                                                           ------------
                    Accrued expenses                                                                              70,701
                                                                                                            ------------
                    Total liabilities                                                                            342,610
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 88,476,885
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,360 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 34,000,000
                      Common Stock, par value $.10 per share (3,621,776 shares
                      issued and outstanding)                                              $    362,178
                    Paid-in capital in excess of par                                         53,431,840
                    Undistributed investment income--net                                        259,949
                    Accumulated realized capital losses on investments--net                  (1,685,945)
                    Unrealized appreciation on  investments--net                              2,108,863
                                                                                           ------------
                    Total--Equivalent to $15.04 net asset value per share of
                    Common Stock (market price--$13.625)                                                      54,476,885
                                                                                                            ------------
                    Total capital                                                                           $ 88,476,885
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Period September 17, 1999++ to July 31, 2000
Investment Income:  Interest and amortization of premium and discount earned                                $  4,242,351

Expenses:           Investment advisory fees                                                $   393,129
                    Commission fees                                                              68,027
                    Accounting services                                                          59,260
                    Professional fees                                                            34,932
                    Directors' fees and expenses                                                 28,703
                    Transfer agent fees                                                          21,440
                    Printing and shareholder reports                                              8,240
                    Custodian fees                                                                6,327
                    Pricing fees                                                                  4,620
                    Other                                                                         3,868
                                                                                           ------------
                    Total expenses before reimbursement                                         628,546
                    Reimbursement of expenses                                                  (304,612)
                                                                                           ------------
                    Total expenses after reimbursement                                                           323,934
                                                                                                            ------------
                    Investment income--net                                                                     3,918,417
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,685,945)
Unrealized          Unrealized appreciation on investments--net                                                2,108,863
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  4,341,335
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund II, Inc., July 31, 2000

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                        For the Period
                                                                                                     September 17, 1999++
                    Increase (Decrease) in Net Assets:                                                  to July 31, 2000
Operations:         Investment income--net                                                                  $  3,918,417
                    Realized loss on investments--net                                                         (1,685,945)
                    Unrealized appreciation on investments--net                                                2,108,863
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                       4,341,335
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                                            (2,530,263)
                      Preferred Stock                                                                         (1,128,205)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (3,658,468)
                                                                                                            ------------

Capital Stock       Proceeds from issuance of Common Stock                                                    54,226,635
Transactions:       Proceeds from issuance of Preferred Stock                                                 34,000,000
                    Offering costs resulting from the issuance of Common Stock                                  (137,170)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (395,452)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                        87,694,013
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                              88,376,880
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $ 88,476,885
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    259,949
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                 For the Period
                                                                                                       September 17, 1999++
                    Increase (Decrease) in Net Asset Value:                                               to July 31, 2000
Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                          1.08
                    Realized and unrealized gain on investments--net                                                 .13
                                                                                                            ------------
                    Total from investment operations                                                                1.21
                                                                                                            ------------
                    Less dividends to Common Stock shareholders from investment income--net                         (.70)
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Stock                                          (.04)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                                      (.31)
                      Capital charge resulting from issuance of Preferred Stock                                     (.12)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.43)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      15.04
                                                                                                            ============
                    Market price per share, end of period                                                   $     13.625
                                                                                                            ============

Total Investment    Based on market price per share                                                               (4.13%)+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                             5.82%+++
                                                                                                            ============

Ratios Based on     Total expenses, net of reimbursement***                                                         .73%*
Average Net                                                                                                 ============
Assets of           Total expenses***                                                                              1.42%*
Common Stock:                                                                                               ============
                    Total investment income--net***                                                                8.85%*
                                                                                                            ============
                    Amount of dividends to Preferred Stock shareholders                                            2.55%*
                                                                                                            ============
                    Investment income--net, to Common Stock shareholders                                           6.30%*
                                                                                                            ============

Ratios Based on     Total expenses, net of reimbursement                                                            .45%*
Total Average                                                                                               ============
Net                 Total expenses                                                                                  .88%*
Assets:++++++***                                                                                            ============
                    Total investment income--net                                                                   5.47%*
                                                                                                            ============

Ratios Based on     Dividends to Preferred Stock shareholders                                                      4.12%*
Average Net                                                                                                 ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $     54,477
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $     34,000
                                                                                                            ============
                    Portfolio turnover                                                                            67.64%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,602
                                                                                                            ============

Dividends           Investment income--net                                                                  $        830
Per Share on                                                                                                ============
Preferred Stock
Outstanding:


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on October 12, 1999.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund II, Inc., July 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on September 17, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on August 30, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MDH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period September 17, 1999 to July 31, 2000, FAM earned fees of $393,129, of which $269,917 was voluntarily waived. In addition, FAM also reimbursed the Fund $34,695 in additional expenses.

During the period September 17, 1999 to July 31, 2000, Merrill
Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $255,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 17, 1999 to July 31, 2000 were $137,961,869 and $52,734,685, respectively.

Net realized losses for the period September 17, 1999 to July 31, 2000 and net unrealized gains as of July 31, 2000 were as follows:


                                    Realized      Unrealized
                                      Losses        Gains

Long-term investments            $ (1,608,870)   $ 2,108,863
Financial futures contracts           (77,075)            --
                                 ------------    -----------
Total                            $ (1,685,945)   $ 2,108,863
                                 ============    ===========


As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $2,108,863, of which $2,126,078 related to appreciated securities and $17,215 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $85,331,815.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period September 17, 1999 to July 31, 2000 increased by 3,615,109 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at July 31, 2000 was 4.15%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,360 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period September 17, 1999 to July 31, 2000 increased by 1,360 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period September 17, 1999 to July 31, 2000, MLPF&S, an affiliate of FAM, earned
$58,943 as commissions.


5. Capital Loss Carryforward:
At July 31, 2000, the Fund had a net capital loss carryforward of approximately $37,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On August 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072841 per share, payable on August 30, 2000 to shareholders of record as of August 18, 2000.



MuniHoldings Michigan Insured Fund II, Inc., July 31, 2000

<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings Michigan Insured Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Michigan Insured Fund II, Inc., including the schedule of investments, as of July 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the period from September 17, 1999 (commencement of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Michigan Insured Fund II, Inc. at July 31, 2000 and the results of its operations, the changes in its net assets, and the financial highlights for the period from September 17, 1999 to July 31, 2000, in conformity with accounting principles generally accepted in the United States.

(Ernst & Young LLP)
MetroPark, New Jersey
August 28, 2000
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by the Fund during its taxable period ended July 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the period.

Please retain this information for your records.


QUALITY PROFILE (unaudited)



The quality ratings of securities in the Fund as of July 31, 2000 were as follows:

                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      96.9%
Other++                                       1.9

++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY (unaudited)

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


MuniHoldings Michigan Insured Fund II, Inc., July 31, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
Stephen Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

AMEX Symbol
MDH